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                                                                     Exhibit 1.1

NUMBER                                                                    SHARES
SM

                        [Select Medical Corporation Logo]


COMMON STOCK               SELECT MEDICAL CORPORATION
PAR VALUE $0.01

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 816196 10 9


THIS CERTIFIES THAT


is the owner of


             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE, OF

                           SELECT MEDICAL CORPORATION

     The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, SELECT MEDICAL CORPORATION has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

         /s/ Michael E. Tarvin                           /s/ Robert A. Ortenzio
         ---------------------           [SEAL]          ----------------------
             Michael E. Tarvin                               Robert A. Ortenzio

                 SECRETARY                                        PRESIDENT



COUNTERSIGNED AND REGISTERED:
        MELLON INVESTOR SERVICES LLC
                                TRANSFER AGENT
                                 AND REGISTRAR

                                      BY




                          AUTHORIZED SIGNATURE






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                           SELECT MEDICAL CORPORATION

     The Board of Directors of the Corporation is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .............. Custodian ....................
                        (Cust)                    (Minor)
                    under Uniform Gifts to Minors
                    Act .........................................
UNIF TRAN MIN ACT - .............. Custodian (until age..........)
                        (Cust)
                    ..................... under Uniform Transfers
                        (Minor)
                    to Minors Act ...............................
                                          (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OR ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated: _________________


SIGNATURE:
_______________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
_______________________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.